UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period :	August 1, 2014 — July 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PLVEX

Putnam Low Volatility Equity Fund

Annual report
7 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Low Volatility Equity
Fund

Annual report
7 | 31 | 15

Message from the Trustees	1

Performance snapshot	2

Interview with your fund’s portfolio co-manager	3

Your fund’s performance	9

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Important notice regarding Putnam’s privacy policy	15

Trustee approval of management contract	16

Financial statements	22

Federal tax information	46

About the Trustees	47

Officers	49

Consider these risks before investing: Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

A number of questions have emerged during the past year regarding the pace of growth in the global economy, resolution of Greece’s debt crisis, and changes in central bank policy, as the U.S. Federal Reserve has communicated its intentions to begin lifting interest rates. Although prompted by U.S. economic strength, tighter U.S. monetary policy can cause market volatility and constrain growth in other regions.

The Fed’s intentions contrast with the actions of central banks in Europe, Japan, and China, which are committed, for the foreseeable future, to low-interest-rate policies seeking to foster growth. Shortly after the end of your fund’s fiscal period, the People’s Bank of China even took the unexpected step of devaluing its currency in an attempt to reinvigorate the world’s second-largest economy.

China’s action triggered widespread selling in global stock markets, highlighting the lack of consensus among investors about economic strength in many regions and the possible effects of tighter U.S. monetary policy.

In the following pages, you will find a discussion of current economic and market conditions in addition to an update on your fund’s performance. Putnam’s experienced portfolio managers have research-driven viewpoints that guide their investment decisions in changing markets.

You can also consult with your financial advisor regarding the current market environment, and whether your mix of investments requires any adjustment to stay on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, we thank you for investing with Putnam

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3 and 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2	Low Volatility Equity Fund

Interview with your fund’s portfolio co-manager

Adrian, how would you describe the investment environment during the 12-month period ended July 31, 2015?

Market volatility over the 12-month reporting period was fairly muted, with only one major volatility episode affecting the broad U.S. equity market. That event occurred in October 2014 and was driven by a variety of geopolitical and macroeconomic concerns that cast a shadow of doubt on global growth momentum. While that episode pushed the stock market into a fairly steep decline, it was a short-lived dive, and the market rebounded quickly from the temporary shock. In fact, the broader U.S. equity market, as measured by the S&P 500 Index, achieved a new record high in December 2014 and again in May 2015. Through the first seven months of 2015, U.S. equity markets traded within a fairly tight range, often bouncing off market lows and then trading down from the highs. This range-bound activity, coupled with fairly low volatility in the first half of the period, has made for an environment in which the fund’s hedging strategies had little noticeable impact.

How did the fund perform during the 12-month reporting period?

The fund delivered respectable results on an absolute basis, returning 7.91% on class A shares for the 12-month reporting period. On a relative basis, however, the fund underperformed its benchmark, the S&P 500

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/15. See pages 2 and 9–11 for additional fund performance information. Index descriptions can be found on page 13.

Low Volatility Equity Fund	3

Index, which posted a return of 11.21% for the period. The principal reason for the fund lagging the benchmark was the underlying cost of implementing its protective options strategy.

Shareholders may recall that the fund’s objective is to seek a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle [generally at least three years or more]. To accomplish its low volatility objective, the fund implements an underlying options strategy in an effort to reduce volatility and smooth out the inevitable ups and downs of its long-term performance. Since the market itself did not demonstrate a great deal of volatility during the reporting period, the cost of our efforts to mitigate market volatility through the use of options strategies was a detracting factor.

Absent the options strategy’s protective structure, the fund did quite well compared with the benchmark. We managed the fund on a sector-neutral basis, meaning we sought to keep the fund’s sector allocations in line with those of the S&P 500. Therefore, because we tended not to take overweight or underweight positions in the fund’s sector allocations, the fund’s relative fortunes have risen or fallen on the strength of our stock selection decisions.

What factors help you make those stock selection decisions?

We designed the fund for investors who are averse to stock market volatility but still want to benefit from the long-term growth potential of equities. Our security selection process focuses on low-volatility or low-beta stocks, which are stocks that we believe have underlying characteristics that make them less risky than the general market. That is the overall universe of stocks from which the fund selects its holdings. Where I believe our strategy distinguishes itself is that our quantitative models — and, to a lesser extent,

Allocations are shown as a percentage of the fund’s net assets as of 7/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

4	Low Volatility Equity Fund

our fundamental, bottom-up research —help us identify what we believe are the best low-beta stocks in each sector of the market.

We also look for a number of other factors that don’t fit our low-volatility profile. We tend to screen out stocks that we believe are too expensive; those to which our forensic accounting research affixes “red flags” for a variety of reasons; stocks that we deem to be illiquid and therefore difficult to trade; and stocks that are targeted for either negative earnings momentum or fast, unsustainable growth, in our view.

Which individual holdings contributed the most to the fund’s relative performance?

We had good overall stock selection in the information technology, industrials, energy, and consumer staples sectors. The most significant individual stock contribution came from an overweight position in Visa, the global payments-processing technology firm. Our conviction in selecting this stock for the fund resulted from its valuation and earnings momentum characteristics. The next largest individual contributor was Altria Group, a large U.S. multinational corporation and one of the world’s biggest tobacco companies. Altria has historically been a classic low-beta, stable-earnings growth stock, and its results during the period were solid, particularly versus its counterparts in the strong-performing consumer staples sector. Another strong performer was Duke Energy [sold by period-end], which is the largest electric power holding company in the United

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/15. Short-term investments and derivatives, if any, are excluded. Holdings will vary over time.

Low Volatility Equity Fund	5

States. This utilities-sector stock rose during the period, along with most others in this interest-rate-sensitive sector. Overweights to Eli Lilly, a global pharmaceuticals company, and online retailer eBay also contributed to the fund’s relative performance.

Which stocks were noteworthy detractors?

The fund chose not to hold a position in Amazon.com, the giant online retailer. We steered clear of Amazon because it did not fit the fund’s low-beta profile, not because of its earnings prospects or other fundamental considerations. During the reporting period, Amazon’s stock did quite well and not holding this major component of the index was the single biggest detractor from relative performance. Similarly, holding an underweight position in consumer electronics leader Apple was detrimental to the fund’s relative results. Other detractors include overweight holdings in a number of companies in the energy sector, which was hobbled by a steep decline in oil prices during the latter part of 2014. Mass media giant Viacom also proved disappointing, as its shares tumbled early on due to shrinking earnings forecasts in the period. Viacom is no longer held in the portfolio.

Would you explain in greater detail how the fund’s options strategy operates and why the strategy was a drag on the fund’s relative performance?

As I mentioned earlier, the fund implements an underlying options strategy in an effort to reduce volatility in the portfolio and smooth out its long-term performance. To accomplish this, we write [or sell] short-term index call options on the S&P 500 Index. In so doing, the fund earns a premium, but foregoes the potential of realizing unusually high returns in the short term, should they occur. This call-writing strategy is negatively correlated to equity returns, and thus can detract from relative performance when equity returns rise sharply. We also buy

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Low Volatility Equity Fund

long-term index put options. Puts — which give us the right to sell assets at an agreed-upon price — are expensive to purchase and can reduce returns, but they also can lower volatility enough to improve the portfolio’s risk-adjusted return potential. In essence, our option strategies are intended to allow us to sell some potential upside performance in order to provide greater downside protection in the event of broad losses at the index level.

Overall, the options strategy we employ proved to be a drag on our results versus the benchmark S&P 500 Index during the period. We often expect to lose money on put options, but they also can be viewed as a form of insurance. Even though buying put options can be an effective strategy for downside protection, the market was up during the 12-month period, so we indeed did lose money on our purchase of put options. In contrast, we generally expect to make money through our sale of short-term index call options, and for the most part, that strategy worked pretty well during the period. But, as you will recall, I mentioned a big pullback in U.S. equities in October 2014. Unfortunately, we wrote some call options at what turned out to be the bottom of that steep decline and therefore missed out on some of the upside that occurred when the market rebounded so quickly in the subsequent month.

Rob and I actively seek to manage our options strategies to reflect our current expectations of market volatility, and we will adjust our use of these strategies based on anticipated changes with the intent of smoothing out the long-term effects of the market’s inevitable ups and downs.

Looking out through the end of 2015, what’s your view of the investment marketplace?

In a sense, the 12-month reporting period has been one of two different halves. The half ending in 2014 evidenced a generally strong performance by the broader U.S. equity market, despite a hiccup in the early fall of last year. During the reporting period, the U.S. market generally remained range-bound and moved slightly higher but mostly sideways.

The bull market in U.S. equities began more than six years ago, and we think that the bull may be getting a bit fatigued at this stage. Investors have been troubled of late by the ongoing sovereign debt dispute with Greece, a super-volatile Chinese equity market, and ongoing uncertainty about the momentum of the U.S. economic recovery and what that will mean for the timing of the U.S. Federal Reserve’s inevitable move to begin hiking short-term interest rates.

While there may yet be some low-to-moderate upside in the U.S. stock market, we certainly don’t expect to see it continuing to put up the kind of double-digit gains we’ve experienced in the past few years. Given that muted outlook, we believe that Putnam Low Volatility Equity Fund’s low-beta strategy could be beneficial for many shareholders. The fund seeks to provide ongoing exposure to equity market growth potential, but also downside protection through its options overlay.

Adrian, thank you for your insights and time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Low Volatility Equity Fund	7

Portfolio Manager Robert J. Schoen is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Stern School of Business at New York University and a B.A. from Tufts University. Rob joined Putnam in 1997 and has been in the investment industry since 1990.

Portfolio Manager Adrian H. Chan, CFA, holds an M.B.A. from The Wharton School, University of Pennsylvania, and an A.B. from Harvard University. Adrian has been in the investment industry since he first joined Putnam in 2003.

IN THE NEWS

The People’s Bank of China devalued the Chinese yuan against the U.S. dollar on August 11, 2015, sending global markets down. For the next two days the currency declined further, totaling its biggest drop in decades — 4.4%. The unexpected move to reset the reference value of the currency followed recent reports that China’s exports fell in July and producer prices continued their nearly four-year deflationary trend. Analysts concluded that these measures were driven by an attempt to boost exports and stimulate the economy. China’s growth rate in early 2015 declined from levels of previous quarters. Central bank leadership said the currency was not in a free fall, but that the bank was allowing the market to have more influence over the currency’s direction. Policymakers said the exchange rate would be based more on the currency’s trading performance than by government mandate. At the same time, some observers contend that the move sends a signal that global growth is weak to the U.S. Federal Reserve, as it considers when to raise interest rates.

8	Low Volatility Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	22.28%	15.25%	20.16%	17.16%	20.08%	20.08%	20.78%	16.55%	23.00%
Annual average	8.86	6.18	8.06	6.91	8.03	8.03	8.30	6.68	9.14

1 year	7.91	1.70	7.13	2.13	7.04	6.04	7.35	3.59	8.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/15

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Life of fund	42.25%	38.28%
Annual average	16.05	14.63

1 year	11.21	9.54

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 7/31/15, there were 879 and 833 funds, respectively, in this Lipper category.

Low Volatility Equity Fund	9

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $12,016 ($11,716 with a contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $12,008 and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,655. A $10,000 investment in the fund’s class Y shares would have been valued at $12,300.

Fund price and distribution information For the 12-month period ended 7/31/15

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	1		1	1	1		1

Income	$0.031		—	—	$0.017		$0.073

Capital gains

Long-term gains	0.307		$0.307	$0.307	0.307		0.307

Short-term gains	0.128		0.128	0.128	0.128		0.128

Total	$0.466		$0.435	$0.435	$0.452		$0.508

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

7/31/14	$11.17	$11.85	$11.08	$11.07	$11.12	$11.52	$11.19

7/31/15	11.58	12.29	11.43	11.41	11.48	11.90	11.59

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10	Low Volatility Equity Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/15

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)		(3/18/13)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Life of fund	19.43%	12.56%	17.42%	14.42%	17.34%	17.34%	18.05%	13.91%	20.14%
Annual average	8.09	5.32	7.29	6.08	7.26	7.26	7.54	5.87	8.37

1 year	3.63	–2.33	2.83	–2.12	2.75	1.76	3.06	–0.54	3.91

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended
7/31/14*†	1.21%	1.96%	1.96%	1.71%	0.96%

Total annual operating expenses for the fiscal
year ended 7/31/14†	1.51%	2.26%	2.26%	2.01%	1.26%

Annualized expense ratio for the six-month
period ended 7/31/15‡	1.20%	1.95%	1.95%	1.70%	0.95%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/16.

† Restated to reflect current fees.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Low Volatility Equity Fund	11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2015, to July 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.04	$9.80	$9.79	$8.54	$4.78

Ending value (after expenses)	$1,029.30	$1,026.00	$1,025.20	$1,026.80	$1,031.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2015, use the following calculation method. To find the value of your investment on February 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$6.01	$9.74	$9.74	$8.50	$4.76

Ending value (after expenses)	$1,018.84	$1,015.12	$1,015.12	$1,016.36	$1,020.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12	Low Volatility Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Low Volatility Equity Fund	13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2015, Putnam employees had approximately $517,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Low Volatility Equity Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Low Volatility Equity Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

16	Low Volatility Equity Fund

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitabil-ity, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most

Low Volatility Equity Fund	17

funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the second of the expense limitations was operative during its fiscal year ending in 2014. In addition, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.95% of its average net assets through at least November 30, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as

18	Low Volatility Equity Fund

well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperfor-mance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 18, 2013, the Trustees considered that its class A share cumulative total return performance at net asset value was in the fourth quartile of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year period ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2014, there were 857 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam

Low Volatility Equity Fund	19

Management’s view that the fund’s underper-formance over the one-year period was due in significant part to the fund’s call and put buying strategies, which detracted from the fund’s total return relative to its peers. They took into account Putnam Management’s view that the fund is not intended to outperform in strong equity markets and that the fund’s risk-adjusted performance over the one-year period was largely in line with Putnam Management’s expectations in light of market conditions. The Trustees also considered that the fund seeks a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more). Because your fund commenced operations on March 18, 2013, the Trustees observed that the fund had not yet operated for a full market cycle and that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance.

The Trustees observed that Putnam Management remained confident in the portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential ben-efits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

20 Low Volatility Equity Fund

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Low Volatility Equity Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Low Volatility Equity Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Low Volatility Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from March 18, 2013 (commencement of operations) through July 31, 2013. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Low Volatility Equity Fund as of July 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 17, 2015

Low Volatility Equity Fund 23

The fund’s portfolio 7/31/15

COMMON STOCKS (97.2%)*	Shares	Value

Aerospace and defense (6.0%)
General Dynamics Corp.	5,810	$866,329

L-3 Communications Holdings, Inc.	2,061	237,963

Lockheed Martin Corp.	4,034	835,441

Raytheon Co.	5,610	611,995

Rockwell Collins, Inc.	3,098	262,153

TransDigm Group, Inc. †	1,133	256,398

3,070,279
Air freight and logistics (2.3%)
CH Robinson Worldwide, Inc.	3,461	242,788

Expeditors International of Washington, Inc.	1,227	57,509

United Parcel Service, Inc. Class B	8,822	903,020

1,203,317
Auto components (0.3%)
Gentex Corp.	6,841	110,003

Lear Corp.	401	41,732

151,735
Automobiles (0.6%)
Harley-Davidson, Inc.	4,929	287,361

287,361
Banks (5.5%)
BB&T Corp.	13,254	533,739

Cullen/Frost Bankers, Inc.	1,197	86,723

PNC Financial Services Group, Inc.	7,621	748,230

Wells Fargo & Co.	24,715	1,430,256

2,798,948
Beverages (0.7%)
Dr. Pepper Snapple Group, Inc.	4,217	338,288

338,288
Capital markets (0.5%)
Northern Trust Corp.	3,371	257,848

257,848
Chemicals (1.7%)
Airgas, Inc.	1,231	125,587

Axalta Coating Systems, Ltd. †	1,339	42,594

International Flavors & Fragrances, Inc.	1,445	167,028

Sherwin-Williams Co. (The)	1,882	522,743

857,952
Commercial services and supplies (0.9%)
Stericycle, Inc. †	1,194	168,318

Waste Management, Inc.	5,681	290,470

458,788
Communications equipment (2.2%)
Cisco Systems, Inc.	38,215	1,086,070

Motorola Solutions, Inc.	779	46,865

1,132,935
Consumer finance (1.8%)
Capital One Financial Corp.	10,290	836,577

Synchrony Financial † S	3,027	104,008

		940,585

24 Low Volatility Equity Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Containers and packaging (0.9%)
Avery Dennison Corp.	2,169	$131,984

Ball Corp.	3,116	211,388

Bemis Co., Inc.	2,354	104,918

448,290
Diversified financial services (2.3%)
Berkshire Hathaway, Inc. Class B †	7,996	1,141,349

NASDAQ OMX Group, Inc. (The)	660	33,680

1,175,029
Diversified telecommunication services (1.4%)
Verizon Communications, Inc.	15,543	727,257

727,257
Electric utilities (2.5%)
American Electric Power Co., Inc.	7,732	437,399

Pinnacle West Capital Corp.	2,577	159,027

Southern Co. (The)	15,367	687,366

1,283,792
Energy equipment and services (0.7%)
National Oilwell Varco, Inc.	8,596	362,149

362,149
Food and staples retail (2.2%)
Costco Wholesale Corp.	6,158	894,757

Wal-Mart Stores, Inc.	3,404	245,020

1,139,777
Food products (0.6%)
Bunge, Ltd.	2,936	234,440

Pinnacle Foods, Inc.	1,228	55,199

289,639
Health-care equipment and supplies (2.9%)
Abbott Laboratories	15,614	791,474

C.R. Bard, Inc.	1,518	298,515

Edwards Lifesciences Corp. †	2,463	374,770

1,464,759
Health-care providers and services (2.4%)
AmerisourceBergen Corp.	5,268	557,090

Cardinal Health, Inc.	2,465	209,476

DaVita HealthCare Partners, Inc. †	3,921	309,877

Mednax, Inc. †	1,880	159,123

1,235,566
Hotels, restaurants, and leisure (2.1%)
Chipotle Mexican Grill, Inc. †	105	77,934

McDonald’s Corp.	9,924	991,011

1,068,945
Household durables (0.1%)
Tupperware Brands Corp.	1,172	68,527

68,527
Household products (1.9%)
Church & Dwight Co., Inc.	1,806	155,912

Clorox Co. (The)	1,557	174,291

Colgate-Palmolive Co.	9,372	637,482

967,685
Industrial conglomerates (1.6%)
Danaher Corp.	8,895	814,426

		814,426

Low Volatility Equity Fund 25

COMMON STOCKS (97.2%)* cont.	Shares	Value

Insurance (3.1%)
Axis Capital Holdings, Ltd.	2,037	$117,250

Chubb Corp. (The)	1,455	180,900

Everest Re Group, Ltd.	833	152,539

PartnerRe, Ltd.	1,042	141,670

RenaissanceRe Holdings, Ltd.	921	98,823

Travelers Cos., Inc. (The)	6,140	651,577

XL Group PLC	6,396	243,176

1,585,935
Internet software and services (0.9%)
eBay, Inc. †	16,325	459,059

459,059
IT Services (8.4%)
Accenture PLC Class A	8,775	904,790

Automatic Data Processing, Inc.	6,312	503,508

Computer Sciences Corp.	3,325	217,555

Fidelity National Information Services, Inc.	2,985	195,309

Fiserv, Inc. †	3,705	321,816

Paychex, Inc.	7,618	353,475

PayPal Holdings, Inc. †	16,325	631,778

Vantiv, Inc. Class A †	3,001	132,044

Visa, Inc. Class A	13,971	1,052,575

4,312,850
Media (3.6%)
Discovery Communications, Inc. Class C †	5,362	162,469

Interpublic Group of Cos., Inc. (The)	9,570	203,841

Madison Square Garden Co. (The) Class A †	1,447	120,680

Omnicom Group, Inc.	4,495	328,495

Scripps Networks Interactive Class A	2,473	154,760

Walt Disney Co. (The)	7,420	890,400

1,860,645
Metals and mining (0.5%)
Newmont Mining Corp.	10,501	180,302

Royal Gold, Inc.	1,617	81,529

261,831
Multi-utilities (0.1%)
Alliant Energy Corp.	1,060	65,201

65,201
Multiline retail (3.8%)
Dollar General Corp.	7,182	577,217

Dollar Tree, Inc. †	4,821	376,183

Kohl’s Corp.	1,556	95,414

Target Corp.	11,010	901,168

1,949,982
Oil, gas, and consumable fuels (5.6%)
Exxon Mobil Corp.	18,355	1,453,900

HollyFrontier Corp.	4,546	219,390

Kinder Morgan, Inc.	20,905	724,149

Spectra Energy Corp.	15,496	468,909

		2,866,348

26 Low Volatility Equity Fund

COMMON STOCKS (97.2%)* cont.	Shares	Value

Pharmaceuticals (9.3%)
Eli Lilly & Co.	12,285	$1,038,205

Johnson & Johnson	13,611	1,363,958

Merck & Co., Inc.	18,355	1,082,211

Pfizer, Inc.	35,337	1,274,252

4,758,626
Real estate investment trusts (REITs) (3.2%)
Alexandria Real Estate Equities, Inc.	1,152	106,802

American Campus Communities, Inc.	2,456	91,658

American Capital Agency Corp.	8,325	160,340

Brixmor Property Group, Inc.	1,271	31,101

HCP, Inc.	8,614	332,845

Health Care REIT, Inc.	4,161	288,649

Public Storage	1,707	350,242

Spirit Realty Capital, Inc.	9,251	93,898

Starwood Property Trust, Inc.	5,172	112,543

Taubman Centers, Inc.	1,250	93,500

1,661,578
Semiconductors and semiconductor equipment (2.4%)
Analog Devices, Inc.	4,394	256,302

Broadcom Corp. Class A	12,408	627,969

Linear Technology Corp.	2,611	107,051

Maxim Integrated Products, Inc.	6,616	225,209

1,216,531
Software (1.5%)
FactSet Research Systems, Inc.	755	125,073

Intuit, Inc.	5,288	559,312

Microsoft Corp.	1,777	82,986

767,371
Specialty retail (1.0%)
AutoZone, Inc. †	765	536,219

536,219
Technology hardware, storage, and peripherals (4.0%)
Apple, Inc.	7,659	929,037

EMC Corp.	32,049	861,798

NetApp, Inc.	7,322	228,080

2,018,915
Textiles, apparel, and luxury goods (1.3%)
NIKE, Inc. Class B	367	42,286

Ralph Lauren Corp.	1,346	169,448

VF Corp.	5,925	456,758

668,492
Tobacco (3.5%)
Altria Group, Inc.	17,844	970,357

Philip Morris International, Inc.	3,859	330,060

Reynolds American, Inc.	5,570	477,850

1,778,267
Water utilities (0.2%)
American Water Works Co., Inc.	2,255	117,057

117,057
Wireless telecommunication services (0.7%)
SBA Communications Corp. Class A †	3,013	363,729

		363,729

Total common stocks (cost $45,401,697)		$49,792,513

Low Volatility Equity Fund	27

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.0%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Jul-16/$185.00	$39,802	$240,446

SPDR S&P 500 ETF Trust (Put)	Jun-16/185.00	39,250	218,895

SPDR S&P 500 ETF Trust (Put)	May-16/183.00	41,237	189,889

SPDR S&P 500 ETF Trust (Put)	Apr-16/180.00	38,407	138,508

SPDR S&P 500 ETF Trust (Put)	Mar-16/183.00	39,552	138,842

SPDR S&P 500 ETF Trust (Put)	Feb-16/183.00	37,657	108,137

Total purchased options outstanding (cost $1,554,207)			$1,034,717

SHORT-TERM INVESTMENTS (2.9%)*		Shares	Value

Putnam Cash Collateral Pool, LLC 0.25% [d]		92,300	$92,300

Putnam Short Term Investment Fund 0.11% L		375,842	375,842

SSgA Prime Money Market Fund Class N 0.06% P		1,040,000	1,040,000

Total short-term investments (cost $1,508,142)			$1,508,142

TOTAL INVESTMENTS

Total investments (cost $48,464,046)			$52,335,372

Key to holding’s abbreviations
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through July 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $51,205,255.

† This security is non-income-producing.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $46,195 to cover certain derivative contracts.

WRITTEN OPTIONS OUTSTANDING at 7/31/15 (premiums $73,288)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Call)	Aug-15/$216.00	$130,010	$32,503

SPDR S&P 500 ETF Trust (Call)	Aug-15/214.50	33,896	11,349

SPDR S&P 500 ETF Trust (Call)	Aug-15/217.00	35,493	1,428

SPDR S&P 500 ETF Trust (Call)	Aug-15/214.50	35,757	915

Total			$46,195

28 Low Volatility Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$6,591,906	$—	$—

Consumer staples	4,513,656	—	—

Energy	3,228,497	—	—

Financials	8,419,923	—	—

Health care	7,458,951	—	—

Industrials	5,546,810	—	—

Information technology	9,907,661	—	—

Materials	1,568,073	—	—

Telecommunication services	1,090,986	—	—

Utilities	1,466,050	—	—

Total common stocks	49,792,513	—	—

Purchased options outstanding	$—	$1,034,717	$—

Short-term investments	1,415,842	92,300	—

Totals by level	$51,208,355	$1,127,017	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options outstanding	—	(46,195)	—

Totals by level	$—	$(46,195)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund 29

Statement of assets and liabilities 7/31/15

ASSETS

Investment in securities, at value, including $89,336 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $47,995,904)	$51,867,230
Affiliated issuers (identified cost $468,142) (Notes 1 and 5)	468,142

Cash	8,512

Dividends and interest receivable	45,980

Receivable for shares of the fund sold	23,344

Receivable for investments sold	32,503

Prepaid assets	25,934

Total assets	52,471,645

LIABILITIES

Payable for compensation of Manager (Note 2)	10,413

Payable for custodian fees (Note 2)	2,862

Payable for investor servicing fees (Note 2)	15,446

Payable for Trustee compensation and expenses (Note 2)	68

Payable for administrative services (Note 2)	199

Payable for distribution fees (Note 2)	2,152

Written options outstanding, at value (premiums $73,288) (Notes 1 and 3)	46,195

Collateral on securities loaned, at value (Note 1)	92,300

Collateral on certain derivative contracts, at value (Note 1)	1,040,000

Other accrued expenses	56,755

Total liabilities	1,266,390

Net assets	$51,205,255

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$46,977,652

Undistributed net investment income (Note 1)	326,725

Accumulated net realized gain on investments (Note 1)	2,459

Net unrealized appreciation of investments	3,898,419

Total — Representing net assets applicable to capital shares outstanding	$51,205,255

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($4,783,276 divided by 413,209 shares)	$11.58

Offering price per class A share (100/94.25 of $11.58)*	$12.29

Net asset value and offering price per class B share ($647,992 divided by 56,710 shares)**	$11.43

Net asset value and offering price per class C share ($642,281 divided by 56,282 shares)**	$11.41

Net asset value and redemption price per class M share ($138,691 divided by 12,078 shares)	$11.48

Offering price per class M share (100/96.50 of $11.48)*	$11.90

Net asset value, offering price and redemption price per class Y share
($44,993,015 divided by 3,882,866 shares)	$11.59

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Low Volatility Equity Fund

Statement of operations Year ended 7/31/15

INVESTMENT INCOME

Dividends (net of foreign tax of $277)	$959,931

Interest (including interest income of $464 from investments in affiliated issuers) (Note 5)	470

Securities lending (Note 1)	162

Total investment income	960,563

EXPENSES

Compensation of Manager (Note 2)	268,040

Investor servicing fees (Note 2)	81,937

Custodian fees (Note 2)	15,411

Trustee compensation and expenses (Note 2)	1,854

Distribution fees (Note 2)	18,169

Administrative services (Note 2)	1,168

Auditing and tax fees	45,564

Blue sky expense	61,824

Other	23,058

Fees waived and reimbursed by Manager (Note 2)	(86,882)

Total expenses	430,143

Expense reduction (Note 2)	(191)

Net expenses	429,952

Net investment income	530,611

Net realized gain on investments (Notes 1 and 3)	1,939,455

Net realized loss on futures contracts (Note 1)	(51,495)

Net realized loss on written options (Notes 1 and 3)	(168,803)

Net unrealized appreciation of investments and written options during the year	920,074

Net gain on investments	2,639,231

Net increase in net assets resulting from operations	$3,169,842

The accompanying notes are an integral part of these financial statements.

Low Volatility Equity Fund	31

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/15	Year ended 7/31/14

Operations:
Net investment income	$530,611	$326,250

Net realized gain on investments
and foreign currency transactions	1,719,157	793,051

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	920,074	1,822,150

Net increase in net assets resulting from operations	3,169,842	2,941,451

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,853)	(65,035)

Class B	—	(1,612)

Class C	—	(7,257)

Class M	(273)	(251)

Class Y	(256,420)	(401,848)

From net realized long-term gain on investments
Class A	(96,169)	—

Class B	(12,978)	—

Class C	(15,399)	—

Class M	(6,975)	—

Class Y	(1,527,983)	—

Increase (decrease) from capital share transactions (Note 4)	22,310,688	(4,747,372)

Total increase (decrease) in net assets	$23,557,480	$(2,281,924)

NET ASSETS

Beginning of year	27,647,775	29,929,699

End of year (including undistributed net investment income
of $326,725 and $62,753, respectively)	$51,205,255	$27,647,775

The accompanying notes are an integral part of these financial statements.

32 Low Volatility Equity Fund

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Low Volatility Equity Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c] ,d	(%) [d]	(%)

Class A
July 31, 2015	$11.17	.12	.76	.88	(.03)	(.44)	(.47)	$11.58	7.91	$4,783	1.20	1.00	123
July 31, 2014	10.31	.10	.92	1.02	(.16)	—	(.16)	11.17	9.91	2,388	1.20	.89	91
July 31, 2013†	10.00	.02	.29	.31	—	—	—	10.31	3.10*	3,776	.45*	.23*	17*

Class B
July 31, 2015	$11.08	.02	.77	.79	—	(.44)	(.44)	$11.43	7.13	$648	1.95	.20	123
July 31, 2014	10.28	.01	.92	.93	(.13)	—	(.13)	11.08	9.11	264	1.95	.08	91
July 31, 2013†	10.00	(.01) e	.29	.28	—	—	—	10.28	2.80*	77	.73*	(.14)*e	17*

Class C
July 31, 2015	$11.07	.03	.75	.78	—	(.44)	(.44)	$11.41	7.04	$642	1.95	.24	123
July 31, 2014	10.28	(.02)	.95	.93	(.14)	—	(.14)	11.07	9.12	299	1.95	(.13)	91
July 31, 2013†	10.00	— f	.28	.28	—	—	—	10.28	2.80*	65	.73*	.01*	17*

Class M
July 31, 2015	$11.12	.06	.76	.82	(.02)	(.44)	(.46)	$11.48	7.35	$139	1.70	.52	123
July 31, 2014	10.29	.04	.92	.96	(.13)	—	(.13)	11.12	9.34	157	1.70	.33	91
July 31, 2013†	10.00	— f	.29	.29	—	—	—	10.29	2.90*	20	.63*	.02*	17*

Class Y
July 31, 2015	$11.19	.15	.76	.91	(.07)	(.44)	(.51)	$11.59	8.19	$44,993.95		1.27	123
July 31, 2014	10.32	.12	.92	1.04	(.17)	—	(.17)	11.19	10.16	24,539.95		1.15	91
July 31, 2013†	10.00	.04	.28	.32	—	—	—	10.32	3.20*	25,991	.35*	.37*	17*

* Not annualized.

† For the period March 18, 2013 (commencement of operations) to July 31, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amount (Note 2):

Percentage of
average net assets
July 31, 2015	0.20%

July 31, 2014	0.53

July 31, 2013	0.58

e The net investment income ratio and per share amount shown for the period ended may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Low Volatility Equity Fund	Low Volatility Equity Fund	35

Notes to financial statements 7/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through July 31, 2015.

Putnam Low Volatility Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more). The fund invests mainly in common stocks of large U.S. companies across all sectors. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that Putnam Management believes are likely to have lower sensitivity to broader market or sector movements. Putnam Management refers to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. Putnam Management generally emphasizes investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because Putnam Management believes that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks may be able to earn investment returns comparable to market returns, but with less volatility than the market, thus earning an attractive risk-adjusted return relative to the market. The fund intends to write (sell) call options, generally on equity indices but also on individual portfolio securities. The fund sells call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio. The fund intends to buy put options, generally on equity indices but also on individual portfolio securities. The fund buys put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines. In addition to call options and put options, the fund may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. Putnam Management may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, Putnam Management will also consider the fund’s overall exposure to each sector.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent

36 Low Volatility Equity Fund

events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classi-fied as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any,

Low Volatility Equity Fund	37

are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Options contracts The fund uses options contracts to generate additional income for the portfolio, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

38 Low Volatility Equity Fund

At the close of the reporting period, the fund had a net liability position of $46,195 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $89,336 and the value of securities loaned amounted to $92,300.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from losses on wash sale transactions. Reclas-sifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,093 to decrease undistributed net investment income and $3,093 to increase accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,699,933
Unrealized depreciation	(1,912,077)

Net unrealized appreciation	3,787,856
Undistributed ordinary income	326,725
Undistributed long-term gain	85,929
Cost for federal income tax purposes	$48,547,516

Low Volatility Equity Fund 39

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2016 to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.95% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $24,963 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $61,919 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,913	Class M	287

Class B	804	Class Y	74,007

Class C	926	Total	$81,937

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $191 under the expense offset arrangements.

40 Low Volatility Equity Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $29, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$7,850	Class M	1,133

Class B	4,271	Total	$18,169

Class C	4,915

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,138 and $43 from the sale of class A and class M shares, respectively, and received $444 and $39 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$69,973,609	$51,285,859

U.S. government securities (Long-term)	—	—

Total	$69,973,609	$51,285,859

Low Volatility Equity Fund	41

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$39,295	$8,230

Options opened	2,538,426	913,756
Options exercised	—	—
Options expired	(1,702,590)	(573,236)
Options closed	(639,975)	(275,462)

Written options outstanding at the
end of the reporting period	$235,156	$73,288

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/15		Year ended 7/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	317,817	$3,641,682	286,324	$3,115,046

Shares issued in connection with
reinvestment of distributions	8,879	101,223	1,751	18,851

	326,696	3,742,905	288,075	3,133,897

Shares repurchased	(127,295)	(1,447,087)	(440,533)	(4,914,082)

Net increase (decrease)	199,401	$2,295,818	(152,458)	$(1,780,185)

	Year ended 7/31/15		Year ended 7/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	33,489	$381,870	17,494	$188,955

Shares issued in connection with
reinvestment of distributions	1,148	12,978	151	1,612

	34,637	394,848	17,645	190,567

Shares repurchased	(1,771)	(20,063)	(1,301)	(14,020)

Net increase	32,866	$374,785	16,344	$176,547

	Year ended 7/31/15		Year ended 7/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	29,722	$336,260	116,219	$1,229,239

Shares issued in connection with
reinvestment of distributions	1,364	15,398	677	7,256

	31,086	351,658	116,896	1,236,495

Shares repurchased	(1,804)	(20,447)	(96,206)	(1,019,553)

Net increase	29,282	$331,211	20,690	$216,942

42 Low Volatility Equity Fund

	Year ended 7/31/15		Year ended 7/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	1,885	$21,262	12,151	$133,700

Shares issued in connection with
reinvestment of distributions	639	7,247	23	251

	2,524	28,509	12,174	133,951

Shares repurchased	(4,595)	(51,001)	—	—

Net increase (decrease)	(2,071)	$(22,492)	12,174	$133,951

	Year ended 7/31/15		Year ended 7/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,336,709	$26,761,063	155,392	$1,686,625

Shares issued in connection with
reinvestment of distributions	104,564	1,190,990	37,344	401,830

	2,441,273	27,952,053	192,736	2,088,455

Shares repurchased	(750,962)	(8,620,687)	(518,747)	(5,583,082)

Net increase (decrease)	1,690,311	$19,331,366	(326,011)	$(3,494,627)

At the close of the reporting period, Putnam Investments, LLC owned 1,052 class M shares of the fund (8.7% of class M shares outstanding), valued at $12,077.

At the close of the reporting period, three shareholders of record owned 27.6%, 23.3%, and 6.8%, respectively, of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$4,668,941	$4,668,941	$45	$—

Putnam Short Term
Investment Fund*	96,685	26,816,858	26,537,701	419	375,842

Totals	$96,685	$31,485,799	$31,206,642	$464	$375,842

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Low Volatility Equity Fund 43

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$210,000

Written equity option contracts (contract amount) (Note 3)	$200,000

Futures contracts (number of contracts)	— *

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	1,034,717	depreciation	46,195

Total		$1,034,717		$46,195

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total

Equity contracts	(1,664,267)	$(51,495)	$(1,715,762)

Total	$(1,664,267)	$(51,495)	$(1,715,762)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Total

Equity contracts	$(313,126)	$(313,126)

Total	$(313,126)	$(313,126)

44 Low Volatility Equity Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N. A.	JPMorgan Chase Bank N. A.	Total

Assets:

Purchased options**#	$—	$—	$1,034,717	$1,034,717

Total Assets	$—	$—	$1,034,717	$1,034,717

Liabilities:

Written options#	915	45,280	—	46,195

Total Liabilities	$915	$45,280	$—	$46,195

Total Financial and Derivative Net Assets	$(915)	$(45,280)	$1,034,717	$988,522

Total collateral received (pledged)†##	$—	$—	$1,034,717

Net amount	$(915)	$(45,280)	$—

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Low Volatility Equity Fund 45

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,919,974 as a capital gain dividend with respect to the taxable year ended July 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100.0% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.0%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

46 Low Volatility Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Low Volatility Equity Fund 47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48 Low Volatility Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Low Volatility Equity Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

50 Low Volatility Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2055 Fund
Global Telecommunications Fund	RetirementReady® 2050 Fund
Global Utilities Fund	RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
Asset Allocation	RetirementReady® 2035 Fund
George Putnam Balanced Fund	RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
Global Asset Allocation Funds — four	RetirementReady® 2020 Fund
investment portfolios that spread your	RetirementReady® 2015 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Low Volatility Equity Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

52 Low Volatility Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Robert J. Darretta	Vice President and
Investment Sub-Manager	Katinka Domotorffy	Chief Compliance Officer
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Michael J. Higgins
London, England SW1A 1LD	Kenneth R. Leibler	Vice President, Treasurer,
	Robert E. Patterson	and Clerk
Marketing Services	George Putnam, III
Putnam Retail Management	Robert L. Reynolds	Janet C. Smith
One Post Office Square	W. Thomas Stephens	Vice President,
Boston, MA 02109		Principal Accounting Officer,
	Officers	and Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	Susan G. Malloy
and Trust Company		Vice President and
	Jonathan S. Horwitz	Assistant Treasurer
Legal Counsel	Executive Vice President,
Ropes & Gray LLP	Principal Executive Officer, and	James P. Pappas
	Compliance Liaison	Vice President
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Mark C. Trenchard
KPMG LLP	Vice President and	Vice President and
	Principal Financial Officer	BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Low Volatility Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2015	$39,625	$ —	$3,600	$ —
July 31, 2014	$33,512	$ —	$3,500	$ —

For the fiscal years ended July 31, 2015 and July 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $3,600 and $3,500 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2015	$ —	$ —	$ —	$ —

July 31, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2015